                 BRIGGS & STRATTON CORPORATION AND SUBSIDIARIES


                                 EXHIBIT NO. 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statements, File No. 33-39113, File No. 333-25271 and File No. 33-54357.



                                              ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin,
September 3, 1999.